UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 10, 2017 (August 7, 2017)

Aetna Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-16095 (Commission File Number)	23-2229683 (IRS Employer Identification No.)

151 Farmington Avenue, Hartford, CT (Address of principal executive offices)		06156 (Zip Code)

Registrant's telephone number, including area code:		(860) 273-0123

Former name or former address, if changed since last report:		N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On August 10, 2017, Aetna Inc. (the “Company”) is scheduled to complete its offering of $1,000,000,000 aggregate principal amount of its 3.875% senior notes due 2047 (the “Senior Notes”), pursuant to a pricing agreement (the “Pricing Agreement”), dated as of August 7, 2017, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule I thereto (together, the “Underwriters”). The Pricing Agreement incorporates by reference the terms of an underwriting agreement (the “Underwriting Agreement”) of the Company dated as of May 1, 2012.

The sale of the Senior Notes was registered with the Securities and Exchange Commission (the “SEC”) in a Registration Statement on Form S-3 (File No. 333-200647) (the “Registration Statement”). The Senior Notes were offered pursuant to a prospectus dated December 1, 2014 and a prospectus supplement dated August 7, 2017, filed by the Company with the SEC, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Company intends to use the net proceeds of this offering to repay a portion of its 1.5% senior notes due in November 2017 and its floating rate senior notes due in December 2017 and for general corporate purposes.

The Underwriting Agreement, which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on May 4, 2012, and the Pricing Agreement, which is filed as Exhibit 1.1 to this Current Report, are each incorporated by reference herein in response to this Item 1.01.

In connection with the issuance of the Senior Notes, on August 10, 2017, a supplemental indenture of the Company was executed with U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company, as trustee (the “Trustee”), to establish and designate the Senior Notes and the terms and characteristics of the Senior Notes (the “Supplemental Indenture”). The Supplemental Indenture was executed pursuant to the Senior Indenture dated as of March 2, 2001 between the Company and the Trustee (the “Base Indenture”). The Senior Notes will be issued pursuant to the Base Indenture, as supplemented by the Supplemental Indenture.

The Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report, and the Base Indenture, which was filed as Exhibit 4.2 to the Registration Statement filed on December 1, 2014, are each incorporated by reference herein in response to this Item 1.01.

Section 8 – Other Events

Item 8.01	Other Events.

A copy of the opinion of Davis Polk & Wardwell LLP, New York counsel to the Company, relating to the legality of the Senior Notes, is filed as Exhibit 5.1 to this Current Report. A copy of the opinion of Drinker Biddle & Reath LLP, special Pennsylvania counsel to the Company, as to certain matters governed by Pennsylvania law, is filed as Exhibit 5.2 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report:

1.1	Pricing Agreement among Aetna Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC and Morgan Stanley & Co. LLC, as representatives of the Underwriters named in Schedule I thereto, dated August 7, 2017

4.1	Supplemental Indenture dated as of August 10, 2017 between Aetna Inc. and U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company, as trustee, establishing and designating the Senior Notes
5.1	Opinion of Davis Polk & Wardwell LLP
5.2	Opinion of Drinker Biddle & Reath LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)
23.2	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2017

Aetna Inc.

By:	/s/ Sharon A. Virag
	Name:	Sharon A. Virag
	Title:	Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

1.1	Pricing Agreement among Aetna Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC and Morgan Stanley & Co. LLC, as representatives of the Underwriters named in Schedule I thereto, dated August 7, 2017
4.1	Supplemental Indenture dated as of August 10, 2017 between Aetna Inc. and U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company, as trustee, establishing and designating the Senior Notes
5.1	Opinion of Davis Polk & Wardwell LLP
5.2	Opinion of Drinker Biddle & Reath LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)
23.2	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.2)